                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                           West Pointe Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                     [WEST POINTE BANCORP, INC. LETTERHEAD]









                                                 MARCH 15, 2002



To the Shareholders:

We are pleased to enclose the Notice of Annual Meeting of Shareholders, along with the Proxy Statement and Proxy for our Annual Meeting to be held at St. Clair Country Club, South 78th Street, Belleville, Illinois, on Wednesday, April 10, 2002 at 10:00 a.m. We have also enclosed our 2001 Annual Report which contains audited consolidated financial statements for the Company and its sole subsidiary. The Notice of the Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD.

The board of directors recommends that you vote "FOR" the proposal outlined in the Notice and the Proxy Statement.

We look forward to seeing you at the meeting.

Cordially,




/s/  Harry E. Cruncleton                        /s/  Terry W. Schaefer
------------------------                        ----------------------
Chairman of the Board                           President and
                                                Chief Executive Officer

                               [WEST POINTE LOGO]






                                                5701 West Main Street
                                                Belleville, Illinois  62226



NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
APRIL 10, 2002



You are invited, as a shareholder of West Pointe Bancorp, Inc., an Illinois corporation (the "Company"), to be present or represented by proxy at the Annual Meeting of Shareholders to be held at St. Clair Country Club, South 78th Street, Belleville, Illinois, on Wednesday, April 10, 2002 at 10:00 a.m. for the following purposes:

     1. To elect directors; and

     2. To transact such other business as may properly come before the meeting.


Shareholders of the Company of record at the close of business on March 11, 2002 are entitled to vote at the Annual Meeting of Shareholders and any and all adjournments thereof. The Company will make available an alphabetical list of shareholders entitled to vote at the Annual Meeting for examination by any shareholder. The shareholder list will be available for inspection, during ordinary business hours, at West Pointe Bank And Trust Company, 5701 West Main Street, Belleville, Illinois from March 29, 2002 until the Annual Meeting. Since a majority of the outstanding shares of stock of the Company which are entitled to vote at the meeting must be represented to constitute a quorum, all shareholders are urged either to attend the meeting or to be represented by proxy.

Whether or not you expect to attend the meeting in person, please mark, sign, date, and return the accompanying proxy in the enclosed business reply envelope at your earliest convenience. If you attend the meeting and wish to change your vote or for any other reason desire to revoke your proxy, you may do so at any time before the voting. Attendance at the Annual Meeting of Shareholders will not in itself constitute a revocation of a previously furnished proxy, and shareholders who attend the Annual Meeting in person need not revoke their proxy (if previously furnished) and vote in person.



                                     /s/ J. E. Cruncleton
                                     J. E. CRUNCLETON
                                     Corporate Secretary
Belleville, Illinois
March 15, 2002

QUESTIONS AND ANSWERS


Q.   WHEN AND WHERE IS THE ANNUAL MEETING?

We will be holding the Annual Meeting of Shareholders of West Pointe Bancorp, Inc. on April 10, 2002 at 10:00 a.m., local time, at St. Clair Country Club, South 78th Street, Belleville, Illinois.

This proxy statement and the enclosed form of proxy will be mailed together to our shareholders on or about March 15, 2002.


Q.   WHAT AM I BEING ASKED TO VOTE ON AT THE MEETING?

We are asking our shareholders to elect directors.


Q. HOW DOES THE BOARD OF DIRECTORS OF WEST POINTE RECOMMEND I VOTE ON THESE PROPOSALS?

The board of directors recommends that you vote "FOR" all of the nominees for director.


Q.   WHO IS ENTITLED TO VOTE AT THE MEETING?

You are entitled to vote at the meeting if you owned shares as of the closing of business on March 11, 2002, the record date for the meeting. On March 11, 2002, there were 971,849 shares of our common stock outstanding.


Q.   WHAT VOTE OF THE SHAREHOLDERS IS NEEDED TO ELECT DIRECTORS?

Each share of common stock is entitled to one vote with respect to each matter on which it is entitled to vote. A majority of votes of the shares entitled to vote on a matter shall constitute a quorum. If a quorum is present, the affirmative vote of the majority of the votes cast on a matter shall be the act of the shareholders.


Q.   WHAT DO I NEED TO DO NOW?

You should carefully read this proxy statement and then complete, sign, date and promptly return the accompanying proxy. We have provided a self-addressed postage paid envelope for your convenience.


Q. WHAT HAPPENS IF I SIGN, DATE AND RETURN THE PROXY BUT FORGET TO INDICATE HOW I WANT MY SHARES OF COMMON STOCK VOTED?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote "FOR" all of the nominees for directors.


Q.   CAN I CHANGE MY MIND AFTER I HAVE MAILED IN MY SIGNED PROXY?

Yes. There are three ways that you may withdraw your proxy at any time before the vote at the meeting takes place: (1) you may return to the Corporate Secretary of West Pointe, another duly executed and signed proxy bearing a later date; (2) you may deliver a written revocation of your proxy to the Corporate Secretary of West Pointe, or (3) you may attend the meeting, or any adjournment or postponement thereof, in person and vote your shares of common stock covered by the proxy. You should note that if you rely on the third option, simply attending the meeting will not revoke your proxy.

The mailing address for the Corporate Secretary is: 5701 West Main Street, Belleville, Illinois 62226.

                         [WEST POINTE LETTERHEAD / LOGO]





                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the board of directors of West Pointe Bancorp, Inc. of proxies to be voted at the Annual Meeting of Shareholders to be held at St. Clair Country Club, South 78th Street, Belleville, Illinois on Wednesday, April 10, 2002 at 10:00 a.m., and at any and all adjournments thereof.

West Pointe Bancorp, Inc., referred to in this Proxy Statement as "West Pointe", the "Company", "we", or "us", was incorporated in 1997 under the Illinois Business Corporation Act of 1983, as amended. We are registered as a bank holding company under the Illinois Bank Holding Company Act of 1957, as amended, and the federal Bank Holding Company Act of 1956, as amended. We function as the holder of the capital stock of West Pointe Bank And Trust Company (the "Bank"), our wholly-owned subsidiary. The mailing address of our principal executive offices is 5701 West Main Street, Belleville, Illinois 62226.

Only shareholders of record at the close of business on March 11, 2002 will be eligible to vote at the meeting. Except for shares owned by the Company, each share of common stock, $1.00 par value, of the Company outstanding on such record date will be entitled to one vote. As of March 11, 2002, 971,849 shares of Company common stock were outstanding and entitled to vote. This Proxy Statement and the accompanying form of proxy were first forwarded to shareholders on March 15, 2002.

Unless you indicate to the contrary, the persons named in the accompanying proxy will vote your properly completed proxy for the election as directors of the nominees named below.

A majority of votes of the shares, entitled to vote on a matter, shall constitute a quorum. If a quorum is present, the affirmative vote of the majority of the votes cast on a matter shall be the act of the shareholders. For purposes of determining the outcome of the vote on these items, an instruction to abstain from voting on a proposal will not affect the voting on a matter.

Whether or not you expect to attend the meeting in person, please mark, sign, date, and return the accompanying proxy in the enclosed business reply envelope at your earliest convenience. If you attend the meeting and wish to change your vote or for any other reason desire to revoke your proxy, you may do so at any time before the voting. Attendance at the Annual Meeting of Shareholders will not in itself constitute a revocation of a previously furnished proxy, and shareholders who attend the Annual Meeting in person need not revoke their proxy (if previously furnished) and vote in person. There are three ways that you may withdraw your proxy at any time before the vote at the meeting takes place: (1) you may return to the Corporate Secretary of West Pointe, another duly executed and signed proxy bearing a later date; (2) you may deliver a written revocation of your proxy to the Corporate Secretary of West Pointe, or (3) you may attend the meeting, or any adjournment or postponement thereof, in person and vote your shares of common stock covered by the proxy. You should note that if you rely on the third option, simply attending the meeting will not revoke your proxy.

ELECTION OF DIRECTORS

         Under the Company's Articles of Incorporation, generally the number of directors of the Company is fixed, and may be increased or decreased from time to time, by the bylaws or by resolution of the board of directors. Currently, the board has fixed the numbers of directors at eight members. The board of directors is divided into three classes. The members of each class are elected for a term of three years, with the terms of office of all members of one class expiring each year so that approximately one-third of the total number of directors are elected each year. Each board member serves a three year term, each to hold office until the Annual Meeting to be held in which that class is elected or until a successor is elected and has qualified or until the earlier of death, resignation or removal.

         The shareholders are asked to elect David G. Embry, Jack B. Haydon and Charles G. Kurrus, III to additional three-year terms ending with the 2005 Annual Meeting or until a successor is elected and has qualified or until the earlier of death, resignation or removal. Each nominee is currently a director. The affirmative vote of the majority of the votes cast is necessary to elect a director. West Pointe's articles of incorporation do not allow cumulative voting. Directors of the Bank are separately elected to one year terms by West Pointe.

         The board does not contemplate that any of the nominees will be unable to stand for election, but should any nominee become unavailable for election, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee nominated by the board. The ages, principal occupations, directorships held and other information as of February 15, 2002 with respect to the nominees and directors whose terms will continue after the Annual Meeting are shown below. Unless otherwise indicated, each position was with West Pointe.


         TO BE ELECTED FOR TERMS EXPIRING IN 2005:


                           DAVID G. EMBRY
                           PRINCIPAL OCCUPATION: PRESIDENT, C-MAC, INC. FIRST BECAME DIRECTOR: 1997
                           AGE:  42

                           President, C-Mac, Inc., Operator of McDonald's restaurants, since 1978; Vice-President and Director of Operations, C-Mac, Inc., 1985-1993; other involvement in these restaurants, 1982-1985; President, EmbryAir, Inc., an aircharter company, 1979-1982. Director: the Company since its formation in 1997 and the Bank since 1993.


                           JACK B. HAYDON
                           PRINCIPAL OCCUPATION: PRESIDENT, REESE CONSTRUCTION
                                   COMPANY
                           FIRST BECAME DIRECTOR: 1997
                           AGE:  66

                           President, Reese Construction Company, specializing in road paving, since 1970; other involvement in construction business, since 1961; Director: Magna Bank of Fairview Heights, 1982-1986; Magna Bank of Belleville, 1986-1990; the Company and the Bank, since their formations in 1997 and 1990, respectively.

                           CHARLES G. KURRUS, III
                           PRINCIPAL OCCUPATION: PRESIDENT, KURRUS FUNERAL HOME. FIRST BECAME DIRECTOR: 1997
                           AGE:  67

                           President, Kurrus Funeral Home, Belleville, Illinois, since 1972; Director: Mark Twain Bank of Belleville until 1987; Magna Bank of Belleville, 1987-1990; the Company and the Bank, since their formations in 1997 and 1990, respectively.


TO CONTINUE IN OFFICE UNTIL 2004:

                           HARRY E. CRUNCLETON
                           PRINCIPAL OCCUPATION: CHAIRMAN OF THE BOARD AND
                                    DIRECTOR OF THE COMPANY AND THE BANK
                           FIRST BECAME DIRECTOR: 1997
                           AGE: 77

                           Chairman of the board of directors, West Pointe since 1997 and the Bank since 1990; Vice Chairman, Magna Group, Inc., a bank holding company; Chief Executive Officer, Magna Bank of Belleville, 1971-1989;
                           Director: the Company and the Bank, since their formations in 1997 and 1990, respectively.


                           WILLIAM C. ALLISON
                           PRINCIPAL OCCUPATION: C.P.A., RETIRED MANAGING
                                   PARTNER, ALLISON, KNAPP AND SIEKMANN
                           FIRST BECAME DIRECTOR:  1997
                           AGE:  59

                           Retired Managing Partner, Allison, Knapp and
                           Siekmann, an accounting firm, 1965-1996; Director:
                           Magna Bank of Belleville, 1986-1990; the Company and the Bank, since their formations in 1997 and 1990, respectively.


TO CONTINUE IN OFFICE UNTIL 2003:


                           TERRY W. SCHAEFER
                           PRINCIPAL OCCUPATION: PRESIDENT, CHIEF EXECUTIVE
                                   OFFICER AND DIRECTOR OF THE COMPANY AND THE
                                   BANK
                           FIRST BECAME DIRECTOR: 1997
                           AGE:  55

                           President, Chief Executive Officer and Director, West Pointe since 1997 and the Bank since 1990; President and Chief Executive Officer, Magna Bank of Belleville, prior to 1990; various other capacities, Magna Bank of Belleville, 1971-1989. Mr. Schaefer is the son-in-law of Mr. Cruncleton. Director: the Company and the Bank, since their formations in 1997 and 1990, respectively.

                           EDWARD J. SZEWCZYK
                           PRINCIPAL OCCUPATION: MEDICAL DOCTOR, PRIVATE
                                   PRACTICE.
                           FIRST BECAME DIRECTOR:  1997
                           AGE:  73

                           Medical Doctor, private practice, specializing in ophthalmology since 1955; Director: Magna Bank of Belleville, 1975-1990; the Company and the Bank, since their formations in 1997 and 1990, respectively.


                           WAYNE W. WEEKE
                           PRINCIPAL OCCUPATION: RETIRED PRESIDENT, WEEKE
                                   WHOLESALE COMPANY.
                           FIRST BECAME DIRECTOR:  1997
                           AGE:  66

                           Retired President, Weeke Wholesale Company, a distributor of candies, tobacco and sundries, 1962-2000; Director: Magna Bank of Belleville, 1975-1990; the Company and the Bank, since their formations in 1997 and 1990, respectively.

         STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         Information is set forth below regarding beneficial ownership of common stock of the Company, to the extent known to the Company, by (i) each beneficial owner of more than 5% of the outstanding shares of common stock of the Company; (ii) each person who is a director or nominee;
         (iii) each executive officer named in the Summary Compensation Table on page 11; and (iv) all directors and executive officers as a group. The business address of each person listed is 5701 West Main Street, Belleville, Illinois 62226. Except as otherwise noted, each person has sole voting and investment power as to his or her shares. All information is as of December 31, 2001.


          ------------------------------------------- ------------------------------ -----------------------
                                                           AMOUNT AND NATURE OF
                                                                BENEFICIAL                  PERCENT OF
                             NAME                                OWNERSHIP                     CLASS
          -------------------------------------------- ------------------------------ -----------------------
          Terry W. Schaefer (1)                                     23,721                     2.39

          -------------------------------------------- ------------------------------ -----------------------
          Harry E. Cruncleton (2)                                   63,658                     6.42

          -------------------------------------------- ------------------------------ -----------------------
          William C. Allison (3)                                    16,140                     1.64

          -------------------------------------------- ------------------------------ -----------------------
          David G. Embry (4)                                        61,956                     6.28

          -------------------------------------------- ------------------------------ -----------------------
          Jack B. Haydon (5)                                        17,482                     1.77

          -------------------------------------------- ------------------------------ -----------------------
          Charles G. Kurrus, III (6)                                19,779                     2.00

          -------------------------------------------- ------------------------------ -----------------------
          Edward J. Szewczyk (7)                                    25,577                     2.59

          -------------------------------------------- ------------------------------ -----------------------
          Wayne W. Weeke (8)                                        38,106                     3.86

          -------------------------------------------- ------------------------------ -----------------------
          All directors and executive officers as a
          group (13 persons) (9)                                   276,822                    26.90

          -------------------------------------------- ------------------------------ -----------------------


         (1) Includes 10,677 shares over which Mr. Schaefer has sole beneficial ownership, 4,260 shares over which Mr. Schaefer has shared beneficial ownership and options to purchase 8,784 shares.

         (2) Includes 35,267 shares over which Mr. Cruncleton has sole beneficial ownership, 19,607 shares over which Mr. Cruncleton has shared beneficial ownership and options to purchase 8,784 shares.

         (3) Includes 6,810 shares over which Mr. Allison has sole beneficial ownership, 5,814 shares over which Mr. Allison has shared beneficial ownership and options to purchase 3,516 shares.

         (4) Includes 58,440 shares over which Mr. Embry has sole beneficial ownership, and options to purchase 3,516 shares.

         (5) Includes 200 shares over which Mr. Haydon has sole beneficial ownership, 13,766 shares over which Mr. Haydon has shared beneficial ownership and options to purchase 3,516 shares.

         (6) Includes 15,013 shares over which Mr. Kurrus has sole beneficial ownership, 1,250 shares over which Mr. Kurrus has shared beneficial ownership and options to purchase 3,516 shares.

         (7) Includes 22,061 shares over which Dr. Szewczyk has sole beneficial ownership and options to purchase 3,516 shares.

         (8) Includes 28,676 shares over which Mr. Weeke has sole beneficial ownership, 5,914 shares over which Mr. Weeke has shared beneficial ownership and options to purchase 3,516 shares.

         (9) Includes 179,762 shares over which the executive officers and directors as a group have sole beneficial ownership, 51,460 shares over which the executive officers and directors as a group have shared beneficial ownership and options to purchase 45,600 shares.

BOARD MEETINGS AND COMMITTEES

         During 2001, the board of directors met 24 times. All incumbent directors attended 75% or more of the aggregate meetings of the board and of the board committees on which they served during the period they held office in 2001.

         Our board of directors has appointed a number of committees, including but not limited to, an executive committee and an audit committee. The membership and function of the executive committee and audit committee are described below. Our entire board of directors acts on nominations for directors, and therefore we do not have a nominating committee. Our entire board of directors acts on compensation matters, with officers excusing themselves when their compensation is at issue, and therefore we do not have a separate compensation committee.

         EXECUTIVE COMMITTEE

                  Board Members: Messrs. Cruncleton, Kurrus III, Schaefer, Szewczyk and Weeke

         Our executive committee has the powers of our board of directors in directing the management of our business and affairs in the intervals between meetings of our board of directors (except for certain matters otherwise delegated by our board of directors, or which by statute, our articles of incorporation or our bylaws are reserved for our entire board of directors). The executive committee did not meet in 2001. Mr. Bruce Bone, our Executive Vice President & Chief Financial Officer, also participates in meetings of the Executive Committee. Members of the executive committee are appointed in April and September of each year. In April, 2001, Messrs. Cruncleton, Allison, Embry, Haydon and Schaefer replaced Messrs. Cruncleton, Allison, Haydon, Kurrus III and Schaefer as members of the executive committee. Current executive committee members were appointed in September 2001.

         AUDIT COMMITTEE

                  Board Members:  Messrs. Allison, Embry, Haydon and Kurrus III

         Our audit committee assists our board of directors in fulfilling its responsibilities to oversee our accounting, auditing and financial reporting practices, internal control policies and procedures and corporate compliance policies. The audit committee met 4 times during 2001. Mr. Bone and Ms. Ramona Gebauer, our Compliance Officer, also participate in meetings of the Audit Committee. Audit committee members are appointed in April of each year. In April 2001, Mr. Haydon was added as a member of the audit committee.

COMPENSATION OF DIRECTORS

         The directors are paid fees of $650 per month, which fees are held under the Bank's optional fee deferral plan. Directors are also paid fees of $100 per committee meeting attended. Committee fees are also held under the Bank's optional fee deferral plan. Directors electing to defer fees under the optional plan are paid interest on such amounts at the rate of 8%, compounded bimonthly.

         There are no arrangements or understandings among any of the directors, executive officers, or any other persons pursuant to which any of the Company's directors or executive officers have been selected for their respective positions. 6

STOCK PRICE PERFORMANCE GRAPH

         The graph below compares, for the period beginning on June 27, 2000, the date the Company became a reporting company under the Securities and Exchange Act of 1934, through the end of 2001, total shareholder return on the Company's common stock (assuming reinvestment of dividends) with the cumulative total return of the NASDAQ Market (a broad-based market index) and the cumulative total return of the SNL Banks Under $500M in Assets Index, a published industry or line-of-business index. These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of possible future performance of our common stock.




                            TOTAL RETURN PERFORMANCE

                                  [LINE GRAPH]


                                                                  PERIOD ENDING
                               ------------------------------------------------------------------------------------
INDEX                          06/27/00   06/30/00   09/30/00   12/31/00  03/31/01   06/30/01   09/30/01 12/31/01
-------------------------------------------------------------------------------------------------------------------
West Pointe Bancorp, Inc.      100.00     100.31     100.63     102.81    103.11      103.41    103.71   104.01
NASDAQ - Total US*             100.00     102.96      94.74      63.44     47.36       55.81     38.72    50.34
SNL <$500M Bank Index          100.00     100.23     105.79     105.34    122.59      133.86    138.00   145.71


EXECUTIVE COMPENSATION

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Company entrusts the design and administration of its executive compensation program to its board of directors in lieu of a separate compensation committee. Officers do not participate in the board's decision as to their specific compensation package.

         Executive Compensation Policies.

         Through the executive compensation program, the Company strives to provide competitive compensation packages to attract, motivate and retain superior talent. These packages are designed to provide both short-term and long-term incentives while increasing shareholder value. The board of directors believes its executive compensation program rewards superior performance which results in enhanced shareholder value and greater overall profitability of the Company. The board of directors reviews the executive compensation programs of other executives of similar entities who have comparable responsibilities within competitive markets. The board of directors also considers various published surveys of compensation in its review.

         Components of Executive Compensation.

         The Company uses three components to achieve its goals for executive compensation: base salary, discretionary bonuses and stock options granted under the West Pointe Bancorp, Inc. 1998 Stock Option Plan.

         Base Salary. The board of directors evaluates the base salaries of the executive officers on an annual basis. It considers the experience and performance of the individual executive, the compensation of his or her peers in the industry, the responsibilities and change in responsibilities during the past year of the individual executive, the overall performance of the department under the executive's control and the overall performance of the entire Company. The board does not have a formula for its determination and the board considers all factors in making its decision.

         Bonuses. The board of directors considers bonuses on a discretionary basis at the end of each fiscal year. In its determination, the board reviews the financial performance of the Company compared to internal trends and selected competitors, the individual executive's performance, performance targets and meeting of such targets and increased shareholder value.

         Stock Options. The Company grants its executive officers stock options under the West Pointe Bancorp, Inc. 1998 Stock Option Plan. This plan is designed to attract and retain key executives and provide performance-related incentives to achieve longer-range performance goals. This plan allows executives to participate in the long-term growth and financial success of the Company and further align executives with the interests of the shareholders. While rewarding the executives, this plan serves the Company's goal to achieve sustained shareholder value.

         The board considers many of the same factors in its grant of options as it does in determining the base salary and bonuses. It reviews the scope of the executive's responsibility and the effect of the individual's performance on the Company's overall performance. The board also reviews the prior award levels, total award of options to date of the individual executive and all of the executives and the options granted relative to the number of outstanding shares.

         The number of options granted are based on the discretion of the board. The range generally varies based on the executive's position and responsibility. In 2001, the Company awarded stock options to 6 executive officers.

Compensation of Chief Executive Officer

In 2001, Terry W. Schaefer received a base salary of $194,000, discretionary bonuses of $16,167, and 10,000 stock options under the West Pointe Bancorp, Inc. 1998 Stock Option Plan. In setting Mr. Schaefer's compensation, the board considered the overall profitability and prospects of the Company, the salaries, bonuses and stock option awards of CEOs at similar institutions, Mr. Schaefer's individual contribution and performance during the past fiscal year, his prior performance and the growth of the Company. Under Mr. Schaefer's leadership the Company continues to have good long term prospects. The board believes that Mr. Schaefer's compensation level is competitive with comparable institutions.

                                                THE BOARD OF DIRECTORS ACTING AS
                                                      THE COMPENSATION COMMITTEE
                                                             Harry E. Cruncleton
                                                              William C. Allison
                                                                  David G. Embry
                                                                  Jack B. Haydon
                                                           Charles G. Kurrus III
                                                               Terry W. Schaefer
                                                              Edward J. Szewczyk
                                                                  Wayne W. Weeke
                                                                 January 9, 2002

REPORT OF THE AUDIT COMMITTEE

The West Pointe board of directors' audit committee is comprised of Messrs. Allison, Embry, Haydon and Kurrus III, four directors who are not officers or employees of the Company. All four are considered independent as that term is defined by the National Association of Securities Dealers ("NASD") listing standards. The board of directors has not adopted a written charter for the audit committee.

The audit committee reviews West Pointe's financial reporting process on behalf of the board of directors. In fulfilling its responsibilities, the committee has reviewed and discussed the audited financial statements contained in the 2001 Annual Report on Securities and Exchange Commission Form 10-K with West Pointe's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The audit committee discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the audit committee has discussed with the independent auditors, the auditors' independence from West Pointe and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in West Pointe's Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Rubin, Brown, Gornstein & Co. LLP ("RBG") acted as our principal auditors in 2001 and has been selected by our board to be our principal auditors for 2002. During 2001, RBG billed us $87,850 for professional services in 2001. This amount consists of:

         Audit Fees

RBG has billed us $71,000 for professional services rendered for the audit of our annual financial statements for 2001 and for the reviews of the financial statements included in our Form 10-Qs.

         Financial Information Systems and Implementation Fees

RBG has not billed us any amount for professional services in connection with financial information system and implementation fees in 2001.

         All Other Fees

RBG has billed us $16,850 for other professional services in 2001.

The audit committee of the board of directors considers RBG's provision of non-audit services compatible with it maintaining its independence. RBG representatives are expected to be present at the meeting and available to respond to appropriate questions. In addition, a brief statement by representatives of RBG is planned for the annual meeting.

                                                                 AUDIT COMMITTEE
                                                              William C. Allison
                                                                  David G. Embry
                                                                  Jack B. Haydon
                                                           Charles G. Kurrus III
                                                                  March 13, 2002
                                       10

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The entire board of directors of the Company, including Harry E. Cruncleton, Chairman of the Board, and Terry W. Schaefer, President and Chief Executive Officer of the Company, acts on compensation matters. However, Messrs. Cruncleton and Schaefer recuse themselves from decisions regarding their own compensation.

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to the compensation for 1999, 2000 and 2001 of our President and Chief Executive Officer and the only other executive whose compensation exceeded $100,000 in fiscal year 1999, 2000 or 2001.


--------------------------- ------------ ---------------------------------- ------------------------------ ----------
                                                ANNUAL COMPENSATION            LONG TERM COMPENSATION
                                                                            ------------------------------
                                                                                   AWARDS         PAYOUTS
                                         ----------- ----------- ---------- --------------------- -------- ----------
                                                                   OTHER               SECURITIES             ALL
                                                                  ANNUAL    RESTRICTED  UNDER-               OTHER
         NAME AND                                                 COMPEN-     STOCK      LYING     LTIP     COMPEN-
         PRINCIPAL                                                SATION     AWARDS     OPTIONS   PAYOUTS   SATION
         POSITION           FISCAL YEAR  SALARY($)   BONUS($)(1)  ($)(2)       ($)        (#)       ($)     ($)(3)
--------------------------- ------------ ----------- ----------- ---------- ---------- ---------- -------- ----------

Harry E. Cruncleton         2001          138,000      11,500     16,559        -       10,000       -      30,172
Chairman of the Board       2000          128,000      23,676     14,568        -        5,000       -      30,172
                            1999          117,000       9,750     12,382        -        5,000       -      30,172

--------------------------- ------------ ----------- ----------- ---------- ---------- ---------- -------- ----------

Terry W. Schaefer           2001          194,000      16,167     16,150        -       10,000       -      76,484
President and Chief         2000          182,000      28,176     14,761        -        5,000       -      12,725
Executive Officer and       1999          169,000      14,083     12,320        -        5,000       -       5,711
Director

--------------------------- ------------ ----------- ----------- ---------- ---------- ---------- -------- ----------

---------------------------

(1) For 2000, includes an incentive bonus of $13,009 paid in January 2000. No incentive bonus was paid in January 2001.

(2) Includes director's fees for Mr. Cruncleton of $10,200, $9,450 and $8,350 for 2001, 2000 and 1999, respectively, and director fees for Mr. Schaefer of $9,800, $9,650 and $8,300 for 2001, 2000 and 1999, respectively, and interest on deferred director's fees of $6,359, $5,118 and $4,032 for Mr. Cruncleton and $6,350, $5,111 and $4,020 for Mr. Schaefer, for 2001, 2000 and 1999, respectively.

(3) Includes the value of insurance premiums paid by the Company on behalf of the named individuals, and in the case of Mr. Schaefer, the dollar value of accrued benefits attributable to his salary continuation agreement. See "Certain Agreements" herein.

OPTION GRANTS IN 2001

         The following table sets forth certain information regarding awards of West Pointe stock options to the above named executive officers in 2001. No stock appreciation rights were granted and no options were exercised in 2001.


------------------------------------------------------------------------------------------------------------------------------------
                              INDIVIDUAL GRANTS (1)                                 POTENTIAL REALIZABLE VALUE AT ASSUMED RATES
                                                                                                  OF STOCK PRICE
--------------------------------------------------------------------------------             APPRECIATION FOR OPTION
                       NUMBER OF     % OF TOTAL                                                      TERM(3)
                      SECURITIES      OPTIONS       EXERCISE                    ----------------------------------------------------
                      UNDERLYING     GRANTED TO      OR BASE
                        OPTIONS     EMPLOYEES IN      PRICE        EXPIRATION
NAME/DATE OF GRANT    GRANTED (#)   FISCAL YEAR    ($/SHARE)(2)       DATE           0% ($)          5% ($)        10% ($)
------------------------------------------------------------------------------------------------------------------------------------
                         3,920           6.88         27.50     January 10, 2011       0             67,776       199,766
Harry E. Cruncleton      6,080          10.67         30.25     December 12, 2011      0            115,642       293,121
--------------------- ------------ --------------- ------------ ------------------ ----------- ------------- -----------------------
                         3,920           6.88         27.50     January 10, 2011       0             67,776       199,766
Terry W. Schaefer        6,080          10.67         30.25     December 12, 2011      0            115,642       293,121
--------------------- ------------ --------------- ------------ ------------------ ----------- ------------- -----------------------

---------------------

         (1) The options were granted at 100% of the market price at the date of grant under the West Pointe Bancorp, Inc. 1998 Stock Option Plan.
         (2) The participants are allowed to pay the exercise price in cash, by delivering shares of our common stock or by any other method designated by the board of directors or a committee appointed by the board.
         (3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and the therefore are not intended to forecast possible future appreciation, if any, of our stock price. The dollar amounts reflect an assumed annualized growth rate, as indicated, in the market value of our common stock from the date of grant to the end of the option term. We did not use an alternative formula for a grant date valuation, as we are not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volative factors. Our stock is not listed or traded on any exchange or market. No gain to the optionees is possible without an increase in stock price, which will benefit all stockholders commensurately. A zero percent stock price appreciation will result in zero dollars for the optionee.

CERTAIN AGREEMENTS

         Effective January 12, 2000, the Bank entered into an employment agreement with Harry E. Cruncleton. The agreement provides that Mr. Cruncleton will be paid an annual base salary to be mutually agreed upon by Mr. Cruncleton and the Bank. In the event of Mr. Cruncleton's death, the Bank will pay 50% of his annual base salary to his wife until her death.

         The employment agreement also provides that during his employment and for 15 years thereafter, Mr. Cruncleton will not engage in competition with Bank, divert any client from the Bank or solicit a Bank employee or otherwise engage in conduct adverse to the Bank. In consideration, the Bank will pay Mr. Cruncleton 50% of his annual base salary, for the calendar year ending prior to termination of employment, for 15 years following termination of his employment.

         Effective December 29, 2000, the Company and the Bank entered into a salary continuation agreement with Terry W. Schaefer under which Mr. Schaefer will be paid certain benefits upon the termination of his employment in certain situations. Generally, upon the termination of Mr. Schaefer's employment for any reason (other than death) after age 65, the agreement entitles Mr. Schaefer to an annual retirement payment of $153,200 per year for 15 years. Mr. Schaefer generally is also entitled to this benefit if his employment terminates (except by death, disability or retirement) within 12 months of a change in control (as defined in the agreement). If Mr. Schaefer's employment is terminated (except by death, disability, for cause or a change in control) at any time before age 65, Mr. Schaefer is entitled to an annual benefit payment for 15 years beginning after age 65. The amount of the annual benefit depends on the year of termination, ranges between $8,548 and $153,200, and is determined by calculating a fixed annuity payable in 15 annual installments, crediting interest on the unpaid accrued balance (as defined in the agreement) at an annual rate of 9 percent, compounded monthly. Mr. Schaefer is entitled to the same benefit if his employment is terminated by disability (as defined in the agreement) before age 65, except the payments begin immediately. If he dies while employed, his beneficiary is entitled to a lump sum payment the amount of which depends on the year of death and ranges between $70,228 and $1,258,709. If he dies after his employment terminates or after benefit payments have otherwise commenced, generally Mr. Schaefer's beneficiary is entitled to receipt of the benefits otherwise payable. Mr. Schaefer generally is not entitled to any benefits under the agreement if his employment terminates for cause (as defined in the agreement), if he competes (as defined in the agreement) with the Company within 3 years after the termination of his employment (except in the case of a change in control), and in other circumstances.

       Also effective December 29, 2000, the Bank entered into a split dollar insurance agreement with Mr. Schaefer. The agreement generally provides that the Bank will pay the premiums on a life insurance policy covering the life of Mr. Schaefer and that Mr. Schaefer's beneficiaries will be entitled to a portion of the proceeds payable upon his death depending on the year of his death and ranging between $500,000 and $1,000,000. The Bank will be entitled to the remainder of the insurance proceeds, which is projected to be an amount sufficient to recover all of its costs associated with the split dollar insurance and the salary continuation agreements with Mr. Schaefer. However, Mr. Schaefer generally is not entitled to any payments under the agreement if his employment terminates prior to age 65.

CERTAIN OTHER INFORMATION REGARDING MANAGEMENT

       TRANSACTIONS AND RELATIONSHIPS; INDEBTEDNESS OF MANAGEMENT

       Other than services provided by the Bank as a bank depository of funds and loans, all of which were made on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers as required by banking regulations, neither the Company nor the Bank has entered into and is not currently engaged in any transactions with any directors or executive officers of the Company or Bank, or relative of the foregoing persons, except for loans made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires all Company executive officers, directors, and persons owning more than 10% of any registered class of Company stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that all such persons complied with all applicable filing requirements during 2001.


GENERAL INFORMATION

       Shareholder Proposals Included in Proxy Statement.

       For inclusion in the Company's proxy statement and form of proxy, any proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Company no less than 120 calendar days before the date that the prior year's proxy statement is released to shareholders, November 15, 2002. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

       Shareholder Proposals Not Included in Proxy Statement.

       Under our articles of incorporation, to nominate one or more directors and/or propose proper business from the floor for consideration at the 2003 Annual Meeting of Shareholders, other than by inclusion in the proxy statement and form of proxy pursuant to the preceding paragraph, shareholders must provide written notice. In general, such notice should be delivered or mailed by first-class United States mail, postage prepaid, to the Secretary at the Company's address not earlier than sixty
       (60) days prior to such meeting, and not later than thirty (30) days prior to such meeting. However, if less than thirty-one days' notice of the meeting is given to shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day of which notice was mailed to shareholders. These time limits are separate from and in addition to the Securities and Exchange Commission's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement. The Company's articles set out specific requirements which such written notices must satisfy. Any shareholder filing a notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons therefor, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

       Other Information.

       The board of directors knows of no matter, other than those referred to in this proxy statement, which will be presented at the meeting. However, if any other matters, including a shareholder proposal excluded from this proxy statement pursuant to the rules of the Securities and Exchange Commission, properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote in accordance with their best judgment on such matters. Should any nominee for director be unwilling or unable to serve at the time of the meeting or any adjournments thereof, the persons named in the proxy will vote for the election of such other person for such directorship as the board of directors may recommend, unless, prior to the meeting, the board has eliminated that directorship by reducing the size of the board. The board is not aware that any nominee herein will be unwilling or unable to serve as a director.

       The Company will bear the expense of preparing, printing, and mailing this proxy material, as well as the cost of any required solicitation. A few officers and regular employees will participate in the solicitation, without additional compensation.

       You are urged to mark, sign, date, and return your proxy promptly. You may revoke your proxy at any time before it is voted; and if you attend the meeting, as we hope you will, you may vote your shares in person.

                                          J. E. CRUNCLETON
                                          Corporate Secretary

       March 15, 2002

                               [LOGO] WEST POINTE
                                  BANCORP, INC.



                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    PLEASE COMPLETE, DATE, SIGN AND MAIL THE
          DETACHED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                   DETACH PROXY CARD HERE
------------------------------------------------------------------------------------------------------------------------------------
                                 (continued from other side)
         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY            [logo] WEST POINTE
     THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE BUT THE PROXY IS SIGNED, THIS                 BANCORP, INC.
     PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE.

                                                                                                     If personally plan to attend
                                                                                                     the Annual Meeting of
                                                                                                     Shareholders, please check
                                                                                                     the box below and list names
                                                                                                     of attendees on reverse side.

                                         Signed:
                                                ---------------------------------                    Return this stub in the
                                                                                                     enclosed envelope with your
                                                ---------------------------------                    completed proxy card.
                                         Dated:                            , 2002
                                                ---------------------------
                                                                                                     I/We do plan to attend the
                                                                                                     2002 meeting.         [    ]

IMPORTANT: Please sign exactly as your name(s) appear above. If stock is held jointly, all joint owners must sign. Executors, administrators, trustees, guardians, custodians, corporate officers and others signing in a representative capacity should put their full title.
------------------------------------------------------------------------------------------------------------------------------------

 IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



------------------------------------------------------------------------------------------------------------------------------------
                                  REVOCABLE PROXY
                                                                                                        PLEASE LIST
            This Proxy is solicited on behalf of the board of directors                         NAMES OF PERSONS ATTENDING:
                               of West Pointe Bancorp, Inc.

The undersigned shareholder(s) hereby appoint(s) Terry W. Schaefer and Bruce A. Bone to         ------------------------------------
serve as proxies for the undersigned, with full power of substitution, to act and to vote all of the common stock of West Pointe Bancorp, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at St. Clair Country Club, South 78th Street, Belleville, IL, on Wednesday April 10,
2002, at 10:00 a.m., or at any adjournment or adjournments thereof. The proxies are             ------------------------------------
directed to vote as instructed on the matter set forth on this card and all other matters at their discretion which may properly come before the meeting. The matter listed below was proposed by the Company. The undersigned acknowledges that he/she has received a copy of the Notice of Annual Meeting and Proxy Statement.
                                                                                                ------------------------------------
To elect David G. Embry, Jack B. Haydon and Charles G. Kurrus, III as directors to serve on the board of directors, each for a three year term until their respective successors are elected and qualified.

     [ ]  FOR all nominees listed          [ ] WITHHOLD AUTHORITY to vote for all
                                               nominees listed                                ------------------------------------

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
             NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.
---------------------------------------------------------------------------------

                                                                                                ------------------------------------

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